EXHIBIT 99.1

HCC Reports Record Results and Raises Earnings Guidance

HOUSTON, Aug. 2, 2005 (PRIMEZONE) -- HCC Insurance Holdings, Inc. (NYSE:HCC) today released earnings for the second quarter of 2005.

Net earnings increased substantially during the second quarter of 2005, rising 38% to $64.1 million from $46.4 million, and net earnings per diluted share grew 26% to $0.59 per share from $0.47 per share, both compared to the same period in 2004. (All per share amounts in this release reflect the July 2005 3-for-2 common stock split.)

Net earnings increased significantly during the first six months of 2005, rising 33% to $121.4 million compared to $91.0 million, and diluted earnings per share grew 23% to $1.13 per share from $0.92 per share, both compared to the first six months of 2004.

Commenting on the results, Stephen L. Way, Chairman and Chief Executive Officer, said, "Our results are particularly noteworthy considering the overall dilution of 6%, which is predominantly from the equity offering in late 2004, and we are confident about the future."

The Company is raising its 2005 earnings guidance to $2.30 per share from the previously provided earnings range of $2.10 to $2.17 per share. This is an expected increase of 39% over 2004 record earnings.

Total revenue grew substantially during the first six months of 2005, rising 32% to $784.5 million from $595.3 million in the corresponding period in 2004. Earned premium continues to grow in our diversified financial products and group, life, accident and health lines of business where retentions were significantly increased at the beginning of 2005.

Net earned premium of the Company's insurance company subsidiaries continues to grow significantly, rising by 40% to $657.8 million during the first six months of 2005 compared to $469.1 million in the first half of 2004. During the same period net written premium increased by 35% to $735.7 million from $544.8 million. Gross premium was basically flat as we refused to chase under-priced business, but net written premium will continue to increase when compared to prior periods, benefiting from our increased retentions.

The GAAP combined ratio of the Company's insurance company subsidiaries was 84.8% for the first six months of 2005 compared to 85.0% in the corresponding period of 2004. Mr. Way added, "We are maintaining our underwriting margins despite continuing competition, but to some extent at the expense of premium growth."

Management fee and commission income decreased during the first six months of 2005 to $70.4 million from $89.9 million in the first half of 2004. This trend is expected to continue for the balance of this year as planned reductions in ceded reinsurance by our insurance company subsidiaries have resulted in reduced revenues to our subsidiary reinsurance brokers and underwriting agencies. In addition, effective January 1, 2005, we consolidated the operations of our largest underwriting agency into our subsidiary, HCC Life Insurance Company.

Net investment income increased by 53% in the first half of 2005 to $45.0 million compared to $29.4 million in the corresponding period in 2004. This growth was due to increased investment assets and higher short term yields and is expected to continue through the end of this year and into 2006.

As of June 30, 2005, total investments increased 8% to $2.7 billion; total assets grew to $6.2 billion; shareholders' equity increased to $1.5 billion; book value per share increased 8% to $14.07; and the Company's debt to total capital ratio reduced to 18.2%, all compared to December 31, 2004. See attached tables.

HCC will hold an open conference call beginning at 4:00 p.m. (CDT) on Tuesday, August 2, to discuss these results. To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-1303. In addition, there will be a live webcast available on a listen-only basis that can be accessed through the HCC website at www.hcch.com. A replay of the webcast will be available on the website until Tuesday, August 9, 2005.

HCC is an international insurance holding company and a leading specialty insurance group since 1974, based in Houston, Texas with offices across the USA and in Bermuda, England and Spain. HCC has assets of more than $6.0 billion, shareholders' equity of $1.5 billion and is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A.M. Best Company.

For more information, visit our website at www.hcch.com.

Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                             June 30, 2005
             (amounts in thousands, except per share data)

 Three Months Ended June 30,             2005             2004
---------------------------          ----------      ----------
 Gross written premium               $  539,436      $  521,190
 Net written premium                    378,393         308,861
 Net earned premium                     337,726         252,070
 Fee and commission income               37,303          46,102
 Net investment income                   22,700          14,967
 Other operating income                   5,105           4,080
 Total revenue                          404,837         317,270
 Net earnings                            64,058          46,415
 Earnings per share (diluted)              0.59            0.47
 Cash flow from operations               84,928         112,769
 Weighted average shares
  outstanding (diluted)                 108,269          98,690
 GAAP net loss ratio                       58.7%           58.7%
 GAAP combined ratio                       85.0%           86.3%

                                      June 30,      December 31,
                                        2005            2004
                                     ----------      ----------
 Total investments                   $2,662,131      $2,468,491
 Total assets                         6,185,072       5,933,437
 Shareholders' equity                 1,480,237       1,323,665
 Debt to total capital                     18.2%           19.0%
 Book value per share                $    14.07      $    12.97

                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                             June 30, 2005
             (amounts in thousands, except per share data)

 Six Months Ended June 30,              2005            2004
 ------------------------            ----------      ----------
 Gross written premium               $1,014,555      $  980,771
 Net written premium                    735,745         544,816
 Net earned premium                     657,843         469,133
 Fee and commission income               70,379          89,945
 Net investment income                   45,041          29,402
 Other operating income                   9,252           6,239
 Total revenue                          784,515         595,288
 Net earnings                           121,376          90,983
 Earnings per share (diluted)              1.13            0.92
 Cash flow from operations              118,837         213,634
 Weighted average shares
  outstanding (diluted)                 107,042          98,408
 GAAP net loss ratio                       58.4%           58.4%
 GAAP combined ratio                       84.8%           85.0%

                                      June 30,       December 31,
                                        2005            2004
                                     ----------      -----------

 Total investments                   $2,662,131      $2,468,491
 Total assets                         6,185,072       5,933,437
 Shareholders' equity                 1,480,237       1,323,665
 Debt to total capital                     18.2%           19.0%
 Book value per share                $    14.07      $    12.97

              HCC Insurance Holdings, Inc. and Subsidiaries
                  Condensed Consolidated Balance Sheets
            (unaudited, in thousands, except per share data)

                                       June 30,      December 31,
                                         2005            2004
                                      ----------      ----------
 ASSETS

 Investments:
  Fixed income securities, at fair
   value (cost: 2005 - $2,014,013;
   2004 - $1,682,421)                 $2,037,283      $1,703,171
  Short-term investments, at cost,
   which approximates fair value         550,460         729,985
  Other investments, at fair value
   (cost: 2005 - $69,198;
    2004 - $34,137)                       74,388          35,335
                                      ----------      ----------
     Total investments                 2,662,131       2,468,491
 Cash                                     71,163          69,933
 Restricted cash and cash investments    183,882         188,510
 Premium, claims and other receivables   985,606         923,638
 Reinsurance recoverables              1,117,220       1,098,999
 Ceded unearned premium                  266,112         317,055
 Ceded life and annuity benefits          74,075          74,627
 Deferred policy acquisition costs       142,882         139,199
 Goodwill                                456,239         444,031
 Other assets                            225,762         208,954
                                      ----------      ----------

     Total assets                     $6,185,072      $5,933,437
                                      ==========      ==========

 LIABILITIES

 Loss and loss adjustment
  expense payable                     $2,217,232      $2,089,199
 Life and annuity policy benefits         74,075          74,627
 Reinsurance balances payable            179,065         228,998
 Unearned premium                        770,244         741,706
 Deferred ceding commissions              75,247          94,896
 Premium and claims payable              789,488         795,576
 Notes payable                           329,779         311,277
 Accounts payable and accrued
  liabilities                            269,705         273,493
                                      ----------      ----------
     Total liabilities                 4,704,835       4,609,772

 SHAREHOLDERS' EQUITY

 Common stock, $1.00 par value;
  250.0 million shares authorized
  (shares issued and outstanding:
   2005 - 105,207; 2004 - 102,057)       105,207          68,038
 Additional paid-in capital              584,024         566,776
 Retained earnings                       758,769         651,216
 Accumulated other comprehensive income   32,237          37,635
                                      ----------      ----------
     Total shareholders' equity        1,480,237       1,323,665
                                      ----------      ----------
     Total liabilities and
      shareholders' equity            $6,185,072      $5,933,437
                                      ==========      ==========

            HCC Insurance Holdings, Inc. and Subsidiaries
            Condensed Consolidated Statements of Earnings
          (unaudited, in thousands, except per share data)

                                Six months          Three months
                              ended June 30,       ended June 30,
                              2005      2004       2005      2004
                            --------  --------   --------  --------
 REVENUE

 Net earned premium         $657,843  $469,133   $337,726  $252,070
 Fee and commission
  income                      70,379    89,945     37,303    46,102
 Net investment income        45,041    29,402     22,700    14,967
 Net realized
  investment gain              2,000       569      2,003        51
 Other operating income        9,252     6,239      5,105     4,080
                            --------  --------   --------  --------

       Total revenue         784,515   595,288    404,837   317,270
                            --------  --------   --------  --------

 EXPENSE

 Loss and loss
  adjustment expense, net    384,164   273,762    198,101   147,898
 Policy acquisition
  costs, net                 119,988   102,503     60,631    57,739
 Other operating expense      95,481    75,751     49,532    39,104
 Interest expense              3,778     3,958      1,970     1,746
                            --------  --------   --------  --------

  Total expense              603,411   455,974    310,234   246,487
                            --------  --------   --------  --------

  Earnings from
   continuing operations
   before income tax
   expense                   181,104   139,314     94,603    70,783

 Income tax expense on
  continuing operations       59,728    48,132     30,545    24,403
                            --------  --------   --------  --------
 Earnings from
  continuing operations      121,376    91,182     64,058    46,380

 Earnings (loss) from
  discontinued operations,
  net of income tax               --      (199)        --        35
                            --------  --------   --------  --------

  Net earnings              $121,376  $ 90,983   $ 64,058  $ 46,415
                            ========  ========   ========  ========

 Basic earnings
  per share data:

 Earnings from
  continuing operations     $   1.17  $    .94   $    .61  $    .48
 Earnings from
  discontinued operations         --        --         --        --
                            --------  --------   --------  --------
          Net earnings      $   1.17  $    .94   $    .61  $    .48
                            ========  ========   ========  ========
 Weighted average shares
  outstanding                104,106    96,599    104,962    96,807
                            ========  ========   ========  ========

 Diluted earnings per
  share data:

 Earnings from
  continuing operations     $   1.13  $    .92   $    .59  $    .47
 Earnings from
  discontinued operations         --        --         --        --
                            --------  --------   --------  --------
   Net earnings             $   1.13   $   .92   $    .59  $    .47
                            ========  ========   ========  ========
 Weighted average shares
  outstanding                107,042    98,408    108,269    98,690
                            ========  ========   ========  ========
 Cash dividends declared,
  per share                 $   .132  $    .10   $   .075  $    .05
                            ========  ========   ========  ========

            HCC Insurance Holdings, Inc. and Subsidiaries
           Condensed Consolidated Statements of Cash Flows
          (unaudited, in thousands, except per share data)

                               Six months            Three months
                              ended June 30,        ended June 30,
                             2005       2004       2005       2004
                           --------  ---------  ---------  ---------
 Cash flows from
  operating activities:

  Net earnings             $121,376  $  90,983  $  64,058  $  46,415
  Adjustments to recon-
   cile net earnings to
   net cash provided by
   operating activities:
    Change in premium,
     claims and other
     receivables            (76,659)   (68,739)    47,234     39,817
    Change in reinsurance
     recoverables           (17,530)   (64,772)   (17,781)   (21,154)
    Change in ceded
     unearned premium        50,943     (6,642)    (1,357)     1,724
    Change in loss and
     loss adjustment
     expense payable        124,887    169,225     74,948     75,602
    Change in reinsurance
     balances payable       (50,710)   (28,803)   (20,868)   (28,840)
    Change in unearned
     premium                 25,536     86,183     42,378     58,551
    Change in premium
     and claims payable,
     net of restricted
     cash                    (1,460)    77,689    (90,385)   (25,324)
    Change in trading
     portfolio              (38,054)     1,449      3,274      9,211
    Depreciation and
     amortization expense     7,360      7,368      3,650      3,978
    Other, net              (26,852)   (50,307)   (20,223)   (47,211)
                           --------  ---------  ---------  ---------
     Cash provided by
     operating activities   118,837    213,634     84,928    112,769
                           --------  ---------  ---------  ---------

 Cash flows from
  investing activities:

  Sales of fixed income
   securities               114,770    133,694     59,089     30,602
  Maturity or call of
   fixed income securities   98,468     72,340     66,218     39,224
  Cost of securities
    acquired               (498,144)  (406,263)  (221,144)  (192,909)
  Change in short-term
   investments              181,716     (8,807)    36,691     50,238
  Payments for purchase
   of subsidiaries, net
   of cash received         (34,881)   (71,038)   (34,881)   (27,731)
    Other, net              (11,378)     4,743    (10,260)     2,177
                           --------  ---------  ---------  ---------
    Cash used by
     investing activities  (149,449)  (275,331)  (104,287)   (98,399)
                           --------  ---------  ---------  ---------

 Cash flows from
  financing activities:

  Issuance of notes
   payable                   33,000      2,000     33,000      2,000
  Payments on notes
   payable                  (14,465)    (2,185)   (14,372)    (2,094)
  Sale of common stock       28,837     13,070      7,750      3,146
  Dividends paid            (11,716)    (9,636)    (5,933)    (4,836)
  Other                      (3,814)        --         --         --
                           --------  ---------  ---------  ---------
   Cash provided (used) by
    financing activities     31,842      3,249     20,445     (1,784)
                           --------  ---------  ---------  ---------

 Net increase (decrease)
  in cash                     1,230    (58,448)     1,086     12,586

 Cash at beginning of
  period                     69,933     96,416     70,077     25,382
                           --------  ---------  ---------  ---------
  Cash at end of period    $ 71,163  $  37,968  $  71,163  $  37,968
                           ========  =========  =========  =========

                      HCC Insurance Holdings, Inc.
                        Insurance Company Premium
                              June 30, 2005
                            ($ in thousands)

                         2nd Qtr          2nd Qtr          Change
                          2005             2004%
                      ------------    ------------    ------------
  GROSS WRITTEN
  Diversified
   financial
   products           $   224,547     $   220,797             2%
  Group life,
   accident &
   health                 156,210         147,201             6
  Aviation                 57,254          53,860             6
   London market
   account                 48,602          60,644           (20)
                      ------------    ------------    ------------

  Other
   specialty lines         48,042          32,974            46
                          534,655         515,476             4%
 Discontinued
  lines                     4,781           5,714            nm
                      ------------    ------------    ------------

                      $   539,436     $   521,190             4%
                      ============    ============    ============
 NET WRITTEN
  Diversified
   financial

   products           $   149,477     $    96,306            55%
  Group life,
   accident &
   health                 127,560          83,345            53
  Aviation                 36,156          54,131           (33)
  London market
   account                 36,396          49,169           (26)
  Other
   specialty lines         27,034          19,904            36
                       ------------    ------------    ------------

                          376,623          302,855           24%
  Discontinued
   lines                    1,770            6,006           nm
                       ------------     ------------    ------------

                      $   378,393      $  308,861            23%
                       ============     ============    ============

  NET EARNED PREMIUM
  Diversified
   financial

   products           $   121,479      $    73,714           65%
  Group life,
   accident &
   health                 126,657           80,501           57
  Aviation                 32,992           32,998           --
  London market
   account                 30,907           35,408          (13)
  Other
   specialty lines         22,574           15,720           44
                      ------------     ------------    ------------

                          334,609          238,341           40%
  Discontinued
   lines                    3,117           13,729           nm
                      ------------     ------------    ------------

                      $   337,726      $   252,070           34%
                      ============     ============    ============

 nm - Not meaningful comparison

                     HCC Insurance Holdings, Inc.
                       Insurance Company Premium
                             June 30, 2005
                           ($ in thousands)

                                  Year to Date  Year to Date  Change
                                     2005           2004%
                                  ------------  ------------  -------
 GROSS WRITTEN

 Diversified financial products   $  423,619   $  391,663          8%
 Group life, accident & health       306,292      293,855          4
 Aviation                            106,356       96,993         10
 London market account                91,798      117,344        (22)
 Other specialty lines                83,114       63,994         30
                                  ------------  ------------  -------
                                   1,011,179      963,849          5%
 Discontinued lines                    3,376       16,922         nm
                                  ------------  ------------  -------

                                  $1,014,555   $  980,771          3%
                                  ============  ============  =======

 NET WRITTEN

 Diversified financial products   $  295,474   $  167,814         76%
 Group life, accident & health       257,009      161,312         59
 Aviation                             68,282       75,081         (9)
 London market account                65,308       81,886        (20)
 Other specialty lines                47,661       38,809         23
                                  ------------  ------------  -------
                                     733,734      524,902         40%
 Discontinued lines                    2,011       19,914         nm
                                  ------------  ------------  -------

                                  $  735,745   $  544,816         35%
                                  ============  ============  =======

 NET EARNED PREMIUM

 Diversified financial products   $  228,330   $  130,113         75%
 Group life, accident & health       255,602      159,890         60
 Aviation                             66,809       57,267         17
 London market account                57,618       61,522         (6)
 Other specialty lines                43,550       28,291         54
                                  ------------  ------------  -------
                                     651,909      437,083         49%
 Discontinued lines                    5,934       32,050         nm
                                  ------------  ------------  -------
                                  $  657,843   $  469,133         40%
                                  ============  ============  =======

 nm - Not meaningful comparison

                     HCC Insurance Holdings, Inc.
                   Consolidated Insurance Companies
                           Net Loss Ratios
                            June 30, 2005
                           ($ in thousands)

                   Year to Date 2005             Full Year 2004
                ------------------------    -------------------------
 Line of      Net Earned   Actual   Loss   Net Earned  Actual   Loss
 Business       Premium    Losses   Ratio   Premium    Losses   Ratio
 ----------     --------  --------  -----   ---------  -------- ------
 Diversified
  financial
  products      $228,330  $109,238  47.8%   $ 310,809  $147,970  47.6%
 Group life,
 accident &
 health          255,602   179,260   70.1     343,913   229,389  66.7
 Aviation         66,809    39,639   59.3     127,248    80,458  63.2
 London
  market
  account         57,618    25,888   44.9     111,341    73,428  65.9
 Other
  specialty
  lines           43,550    24,305   55.8      69,089    43,866  63.5
              ---------- ---------  -----  ----------  -------- ------
                 651,909   378,330   58.0     962,400   575,111  59.8
 Discontinued
  lines            5,934     5,834   98.3      48,292    70,119 145.2
              ---------- ---------  -----  ----------  -------- ------
 Total          $657,843  $384,164  58.4%  $1,010,692  $645,230  63.8%
              ========== =========  =====  ==========  =======  ======

CONTACT:  HCC Insurance Holdings, Inc.
          L. Byron Way, Vice President
          (713) 690-7300